Exhibit 10.4

December 16, 2011	LANXESS, Inc. 1265 Vidal Street South Samia, Ontario Canada N7T 7M2 Fax (519) 339-7723

GEVO, Inc. 345 Inverness Drive South, Building C, Suite 130, Englewood, CO 80112 USA	A.J. (Sandy) Marshall Presidient & Managing Director Fax (519) 339-7752

Attention:	General Counsel

Dear	Sirs:

Re:	Amendment to Exclusive Supply Agreement between LANXESS Inc. (“LANXESS”), LANXESS Corporation and GEVO, Inc. (“GEVO”) dated effective January 14, 2011 (the “Agreement”)

Further to our recent discussions regarding this matter, this letter is to confirm our mutual agreement to amend the Agreement by:

(i)	changing all references to the date “December 30, 2011” in Article III(4) and Article IV of the Agreement to “December 31, 2012”;

(ii)	changing the reference to the date “December 30, 2013” in Article III(4)(v) of the Agreement to “December 31, 2014”;

(iii)	deleting Article III(3) in its entirety and deleting all references to “Polyisobutylene”, “Polyisobutylene Arrangements”, “Polyisobutylene Exclusivity”, and “Polyisobutylene Notification”; and

(iv)	adding the following provision “Notwithstanding anything to the contrary in the Agreement, none of the provisions of this Agreement shall apply to isobutylene produced at GEVO’s Pilot Plants, and GEVO shall be permitted to use or sell isobutylene produced at such Pilot Plants for any purpose or use. A “Pilot Plant” shall mean a plant producing less than 500 tons per year of isobutylene, including but not limited to GEVO’s pilot plant at South Hampton Resources in Silsbee, TX.

Please confirm GEVO’s acceptance of this Amendment by signing and returning this letter to the attention of the undersigned by December 31, 2011. We will mutually accept execution by an email exchange of signed copies.

Yours truly, LANXESS Inc.

Per:	/s/ Alexander J. Marshall
Alexander J. Marshall President & Managing Director

c.c.	Chris Ryan, GEVO
Bruce Cusack, LANXESS Mark Peters, LANXESS

Acknowledged & agreed by GEVO, Inc.

Per:	/s/ Brett Lund
Signature

Name:	/s/ Brett Lund
(please print)

Title:	Executive Vice President and General Counsel
(please print)

Date:	December 19, 2011
(please print)